                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 30, 1999


                            HILTON HOTELS CORPORATION
             (exact name of Registrant as specified in its charter)


        DELAWARE                    001-03427                   36-2058176
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)

                9336 CIVIC CENTER DRIVE, BEVERLY HILLS, CA 90210
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 278-4321


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         This Amendment No. 1 to the Report on Form 8-K filed December 2, 1999 is filed solely to correct the date by which the financial information required pursuant to Item 7(a) and (b) will be filed.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. It is impracticable to file the historical financial information required by Item 7(a) of Form 8-K at this time. Such historical financial information will be filed or incorporated by reference when available, but in no event later than February 14, 2000.

         (b) PRO FORMA FINANCIAL INFORMATION. It is impracticable to file the pro forma financial information required by Item 7(b) of Form 8-K at this time. Such pro forma financial information will be filed or incorporated by reference when available, but in no event later than February 14, 2000.

         (c)       EXHIBITS.

              The following exhibits are filed with this report on Form 8-K:


EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1 Press Release, dated November 30, 1999, announcing the completion of the acquisition (1)

99.2 Press Release, dated December 1, 1999, announcing an error in the previously released proration calculations (1)

99.3 Press Release, dated December 1, 1999, correcting the previously released proration calculations (1)

99.4 Rights Agreement dated as of November 29, 1999 by and between the Hilton Hotels Corporation and ChaseMellon Shareholder Services, L.L.C. (2)

99.5 Certificate of Designations of Series A Junior Participating Preferred Stock of Hilton Hotels Corporation (2)

(1) Previously filed by the Registrant in its Form 8-A filing of December 1, 1999 and incorporated by reference herein pursuant to Rule 12b-32 of the Exchange Act.

(2) Previously filed by the Registrant with the Form 8-K originally filed on December 2, 1999 and incorporated by reference herein pursuant to Rule 12b-32 of the Exchange Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 6, 1999                HILTON HOTELS CORPORATION


                                         By: /s/ Thomas E. Gallagher
                                         ---------------------------
                                         Thomas E. Gallagher
                                         Executive Vice President, Chief
                                         Administrative Officer and
                                         General Counsel


                                      3